SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of April 16, 2012 by and among Imperial Resources, Inc., a Nevada corporation with headquarters located at Suite 900, 106 E. 6th Street, Austin, TX 78701 (the “Company”), and the investor whose name appears on the signature page hereto (the “Purchaser”).

RECITALS:

WHEREAS, the Company desires to raise cash funds from the Purchaser (the “Purchaser”), pursuant to a private offering of $20,000 worth of common stock, $.001 par value, of the Company (“Common Stock”), on terms and conditions set forth in this Agreement.

WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act.

WHEREAS, the Company desires to sell to the Purchaser, and the Purchaser desires to purchase from the Company, upon the terms and subject to the conditions set forth herein, the aggregate number of shares of Common Stock set forth under the Purchaser’s name on the signature page hereto (the “Securities”).

NOW, THEREFORE, IN CONSIDERATION of the foregoing and the respective representations, warranties, covenants, agreements and conditions contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the Company and the Purchaser agree as follows:

ARTICLE I

DEFINITIONS

I.1 Definitions.  Defined terms used in this Agreement shall have the meanings ascribed to them by definition in this Agreement or in Appendix A.

ARTICLE II

PURCHASE AND SALE

II.1 Sale and Issuance of Securities.  Subject to the terms and conditions set forth in this Agreement, the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, such number of the Securities as equals $20,000 (“Purchase Price”) divided by the per share purchase price (“Per Share Purchase Price”).  The Per Share Purchase Price will be 90% of the volume weighted average of the closing price of a share of Common Stock as reported by the Trading Market for the ten Trading Days immediately preceding the date of this Agreement.

II.2 Delivery of Purchase Price; Closing Date.

The Purchase Price shall be delivered to the Company in United States Dollars and in immediately available funds by wire transfer to the account of the Company set forth as Exhibit A hereto, within 14 calendar days of the date of this Agreement (the “Closing Date”).  At the Closing Date, against delivery of the Purchase Price, the Company will deliver to the Purchaser one or more certificates representing the Securities being purchased.

II.3 Acknowledgment of Irrevocable Subscription.  The Purchaser agrees that the Purchaser’s subscription to purchase the Securities pursuant to this Agreement is irrevocable by the Purchaser.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

III.1 Representations and Warranties of the Company.  Subject to the exceptions and qualifications set forth in the Disclosure Schedules hereto (if any), the Company hereby represents and warrants to the Purchaser as follows, as of the date hereof and the Closing Date:

(a) Organization and Qualification.  The Company is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite legal authority to own and use its properties and assets and to carry on its business as currently conducted.  The Company is not in violation of any of the provisions of its certificate or articles of incorporation or bylaws.   The Company is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have or reasonably be expected to result in: (i) a material adverse effect on the results of operations, assets, prospects, business condition (financial or otherwise) of the Company taken as a whole, (ii) a material and adverse impairment of the Company’s ability to perform its obligations under any of the Transaction Documents, or (iii) a material and adverse effect on the legality, validity or enforceability of any of the Transaction Documents (clauses (i) through (iii) collectively, a “Material Adverse Effect”).

(b) Authorization; Enforcement.  The Company has the requisite corporate authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder.  The execution and delivery by the Company of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders.  Each of the Transaction Documents to which it is a party has been or will be duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors rights generally, and (ii) the effect of rules of law governing the availability of specific performance and other equitable remedies.

(c) No Conflicts.  The execution, delivery and performance of the Transaction Documents to which it is a party by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not (i) conflict with or violate any provision of the Company’s certificate of incorporation or bylaws, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument to which the Company is a party or by which any property or asset of the Company is bound, except to the extent that such conflict, default, termination, amendment, acceleration or cancellation right would not reasonably be expected to have a Material Adverse Effect, (iii) result in any lien on assets or on property of the Company, or (iv) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including, assuming the accuracy of the representations and warranties of the Purchaser set forth in Section III.2 hereof, federal and state securities laws and regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject), or by which any property or asset of the Company is bound, except to the extent that such violation would not reasonably be expected to have a Material Adverse Effect.

(d) Capitalization.  The authorized capital stock of the Company consists of 500,000,000 shares of Common Stock.  Immediately prior to the Agreement there were 42,894,561 shares of Common Stock issued and outstanding.  All outstanding shares of capital stock are duly authorized, validly issued, fully paid and non-assessable and have been issued in compliance in all material respects with all applicable securities laws.  The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person and will not result in a right of any holder of securities to adjust the exercise, conversion, exchange or reset price under such securities.

(e) The Securities. The Securities are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, charges, claims, security interests, encumbrances, rights of first refusal or other restrictions.

(f) SEC Reports; Financial Statements.  The Company has filed all reports required to be filed by it under the Securities Exchange Act of 1934, as amended (“Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the twelve-four (12) months preceding the date hereof on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  Such reports required to be filed by the Company under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, together with any materials filed or furnished by the Company under the Exchange Act, whether or not any such reports were required being collectively referred to herein as the “SEC Reports” and, together with this Agreement and the schedules to this Agreement (if any), the “Disclosure Materials”.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements, the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP or may be condensed or summary statements, and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of un-audited statements, to normal, year-end audit adjustments.  All material agreements to which the Company or any consolidated subsidiary is a party or to which the property or assets of the Company or any consolidated subsidiary are subject are included as part of or identified in the SEC Reports, to the extent such agreements are required to be included or identified pursuant to the rules and regulations of the SEC.

(g) Since the date of the latest audited financial statements included within the SEC Reports, (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that would result in a Material Adverse Effect or a material adverse effect on the Company, (ii) the Company has not incurred any material liabilities other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or the changed its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders, in their capacities as such, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing stock-based plans.  The Company has taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge that its creditors intend to initiate involuntary bankruptcy proceedings.

(h) Compliance.  The Company, except in each case as would not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect, (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company), nor has the Company received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any applicable order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any applicable statute, rule or regulation of any governmental authority.

(i) No General Solicitation; No Placement Agent’s Fees.  Neither the Company nor any of its Affiliates has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.  The Company has not engaged any placement agents or brokers for the sale of the Securities, however, if there is such an agent or broker for the Company, the Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commission (other than for persons engaged by any Purchaser or its investment advisor) relating to or arising out of the sale of the Securities pursuant to this Agreement.

(j) Private Placement.  Neither the Company nor any of its Affiliates has, directly or indirectly, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Securities as contemplated hereby, or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or stockholder approval provisions.

(k) Internal Accounting Controls.  The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(l)           No Other Representations or Warranties.  Except for the representations and warranties contained in this Section III.1, neither the Company nor any other Person on behalf of the Company makes any express or implied representation or warranty with respect to the Company or with respect to any other information provided to the Purchaser in connection with the transactions contemplated hereby.

III.2 Representations and Warranties of the Purchaser.  Subject to the exceptions and qualifications set forth in the Disclosure Schedules hereto (if any), the Purchaser hereby represents and warrants to the Company as follows, as of the date hereof and as of the Closing Date:

(a) Organization; Authority.  The Purchaser is a limited liability company, and it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, partnership or other power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder.  The purchase by Purchaser of the Securities hereunder has been duly authorized by all necessary corporate and other action on the part of

Purchaser. This Agreement has been duly executed and delivered by Purchaser and constitutes the valid and binding obligation of Purchaser, enforceable against it in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors rights generally, and (ii) the effect of rules of law governing the availability of specific performance and other equitable remedies.

(b) No Public Sale or Distribution.  The Purchaser is acquiring the Securities in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under the Securities Act or made under an exemption from such registration and in compliance with applicable federal and state securities laws, and Purchaser does not have a present arrangement to effect any distribution of the Securities to or through any person or entity.

(c) Investor Status.  At the time Purchaser was offered the Securities, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.  Purchaser is not a registered broker dealer registered under Section 15(a) of the Exchange Act, or a member of the Financial Industry Regulatory Authority (“FINRA”) or an entity engaged in the business of being a broker dealer.  Except as otherwise disclosed in writing to the Company on Exhibit A-2 hereto on or prior to the date of this Agreement, Purchaser is not affiliated with any broker dealer registered under Section 15(a) of the Exchange Act, or a member of the FINRA or an entity engaged in the business of being a broker dealer.

(d) Experience of Such Purchaser.  Purchaser, either alone or together with its representatives, has the knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  Purchaser understands that it must bear the economic risk of this investment in the Company indefinitely, and is able to bear such risk and is able to afford a complete loss of such investment.

(e) Access to Information.  Purchaser acknowledges that it has had the opportunity to review the Disclosure Materials (some of which are available on the SEC website and not specifically delivered to the Purchaser) and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities and the Company; (ii) access to information (other than material non-public information) about the Company and the financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(f) No Governmental Review.  Purchaser understands that no United States federal or state agency or any other United States and non-United States government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities and the Company nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(g) No Conflicts.  The execution, delivery and performance by Purchaser of this Agreement and the consummation by Purchaser of the transactions contemplated hereby do not (i) result in a violation of the organizational documents of Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to Purchaser, except in the case of clauses (ii) and (iii) above, that do not otherwise affect the ability of Purchaser to consummate the transactions contemplated hereby.

(h) Restricted Securities.  Purchaser understands that the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

(i) Legends.  It is understood that certificates evidencing the Securities may bear a restrictive legend.

(j) No Legal, Tax or Investment Advice.  Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Securities constitutes legal, tax or investment advice.  Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities, including without limitation the tax ramifications imposed on a purchaser of the Securities who is not a United States citizen or tax payer.  Purchaser understands that there will be withholding requirements imposed on the Company which will require deduction from dividend payments on the Securities, and the Company is not responsible for aiding the Purchaser to recapture any withheld payments.  Purchaser specifically represents that it has consulted competent United States and international tax experts about investing in and holding the Securities, withholding requirements and tax reporting obligations.

(k)           Acknowledgment of Disclaimer of Other Representations and Warranties.  Purchaser acknowledges and agrees that, except for the representations and warranties expressly set forth in Section III.1 of this Agreement, (i) the Company makes no, and has not made any, representations or warranties relating to itself or its business or otherwise in connection with the transactions contemplated hereby, and Purchaser is not relying on any representation or warranty except for those expressly set forth in Section III.1, (ii) no Person has been authorized by the Company to make any representation or warranty relating to itself or its business or otherwise in connection with the transactions contemplated hereby, and if made, such representation or warranty must not be relied upon by Purchaser, and (iii) any estimates, projections, predictions, data, financial information, memoranda, presentations or any other materials or information provided to Purchaser or any of its representatives are, and shall not be, deemed to be or include representations or warranties unless any such materials or information is the subject of an express representation or warranty set forth in Section III.1 of this Agreement.

    OTHER AGREEMENTS OF THE PARTIES

III.3 Transfer Restrictions.

(a) The Securities will only be disposed of pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws.  In connection with any transfer of the Securities, other than (i) pursuant to an effective registration statement, (ii) to the Company, or (iii) pursuant to Rule 144, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act.

(b) The Purchaser agrees to the imprinting, so long as is required, of the following legend on any certificate evidencing any of the Securities:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.

(c) No Obligation to Register the Securities.  For the avoidance of confusion, the Company is not obligation at any time to register with the Securities and Exchange Commission or any state or other authority any of the Securities for a public offering by the Purchaser or any other person.

III.4 Integration.  The Company shall not, and shall use commercially reasonable efforts to ensure that no Affiliate thereof shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale or issuance of the Securities to the Purchaser or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

CONDITIONS

III.5 Conditions Precedent to the Obligations of the Purchaser.  The obligation of the Purchaser to acquire the Securities at the Closing Date is subject to the satisfaction or waiver by such Purchaser, at or before the Closing Date, of each of the following conditions:

(a) Representations and Warranties.  The representations and warranties of the Company contained herein shall be true and correct in all material respects (except for representations and warranties that are already qualified by materiality) as of the date when made and as of the Closing Date as though made on and as of such date;

(b) Performance.  The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing Date; and

(c) Deliveries.  The Company will deliver a certificate representing the Securities.

III.6 Conditions Precedent to the Obligations of the Company.  The obligation of the Company to sell the Securities at the Closing Date is subject to the satisfaction or waiver by the Company, at or before the Closing Date, of each of the following conditions:

(a) Representations and Warranties.  The representations and warranties of the Purchaser contained herein shall be true and correct in all material respects (except for representations and warranties that are already qualified by materiality) as of the date when made and as of the Closing Date as though made on and as of such date;

(b) Performance.  The Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Purchaser at or prior to the Closing Date; and

(c) Deliveries.  The Purchaser shall have delivered to the Company the Purchase Price.

ARTICLE IV

MISCELLANEOUS

IV.1 Termination.  This Agreement may be terminated by the Company for any reason, by written notice to the Purchaser, at any time prior to the Closing Date.  Unless terminated by the Company, this Agreement is an irrevocable commitment by the Purchaser to purchase the Securities.

IV.2 Fees and Expenses.  Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

IV.3 Entire Agreement.  The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.  At or after the Closing Date, and without further consideration, the parties will execute and deliver to each other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

IV.4 Notices.  Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section VII.4 prior to 4:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile number or email address specified in this Section VII.4 on a day that is not a Trading Day or later than 4:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.  The addresses, facsimile numbers and email addresses for such notices and communications are those set forth on the signature pages hereof, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person.

IV.5 Amendments; Waivers.  No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

IV.6 Construction.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

IV.7 Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. Neither the Purchaser nor the Company may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party.

IV.8 No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

IV.9 Governing Law; Venue; Waiver of Jury Trial.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Nevada without regard to the conflicts of laws principles thereof. The parties hereto hereby irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement, shall be brought solely in a federal or state court located in the State of Nevada. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the State of Nevada and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in the State of Nevada. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements in an amount judicially determined.  THE COMPANY AND THE PURCHASER HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

IV.10 Survival.  The representations and warranties contained herein shall survive the Closing Date for a period of two years.  The agreements and covenants will survive the Closing  Date for a period of three years.

IV.11 Execution.  This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or email attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email-attached signature page were an original thereof.

IV.12 Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

IV.13 Replacement of Securities.  If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefore, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company for any losses in connection therewith.  The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

       IV.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to seek specific performance under the Transaction Documents.  The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

IV.15 No Short Selling. From the date that the Purchaser learned of the opportunity to purchase the Securities until December 31, 2012, neither the Purchaser nor any affiliate has directly or indirectly established or agreed to establish, nor will the Purchaser nor any affiliate directly or indirectly establish or agree to establish, any hedge, “put equivalent position” (as defined in Rule 16a-1 under the Exchange Act) or other position in the Common Stock that is outstanding that is designed to or could reasonably be expected to lead to or result in a direct or indirect disposition of any of the Securities by the Purchaser, Affiliate of the Purchaser or any other person or entity.  For purposes hereof, a “hedge or other position” includes, without limitation, effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock.  The Purchaser acknowledges that this representation is made for the benefit of the Company, which may assert claims arising out of the breach of this Section VI.15.

IV.16 The Purchaser represents that with respect to Exhibits A, A-1 and A-2 of this Agreement, the information supplied in Exhibits A, A-1 and A-2 to the agreement between the parties dated ______ remains applicable and current, and that the Company can exhibit and rely upon that documentation in respect of this Agreement.

IV.17 Special Blue Sky Notice.  Special information and disclosures required by applicable state securities laws may appear on the immediately following page.

FOR RESIDENTS OF ALL STATES:

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.  THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY.

FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT OR ANY OTHER SUBSCRIPTION DOCUMENT OR DISCLOSURE DOCUMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FOR FLORIDA RESIDENTS:

IF THE UNDERSIGNED IS A RESIDENT OF THE STATE OF FLORIDA OR IS PURCHASING THE SECURITIES WITHIN THE STATE OF FLORIDA, SUCH PURCHASER ACKNOWLEDGES THAT HE HAS BEEN ADVISED AND THAT HE UNDERSTANDS THAT PURSUANT TO SUBSECTION 517.061(12)(A) OF THE FLORIDA SECURITIES ACT, HE HAS THE RIGHT TO CANCEL HIS PURCHASE OF THE SHARES WITHOUT INCURRING ANY LIABILITY TO THE COMPANY, THE COMPANY OR ANY OTHER PERSON, WITHIN THREE DAYS FOLLOWING THE DATE OF THE TENDER OF CONSIDERATION FOR THE SHARES, WHICHEVER COMES LATER, AND TO RECEIVE BACK, WITHOUT PENALTY OR DEDUCTION OF ANY KIND, ANY CONSIDERATION GIVEN FOR THE SECURITIES.  IF THE FLORIDA SUBSCRIBER WISHES TO EXERCISE SUCH RIGHT, HE SHOULD NOTIFY THE COMPANY OF HIS INTENTION TO DO SO.

FOR PENNSYLVANIA RESIDENTS

IF THE UNDERSIGNED IS A RESIDENT OF THE COMMONWEALTH OF PENNSYLVANIA OR IS PURCHASING THE SECURITIES WITHIN THE COMMONWEALTH OF PENNSYLVANIA, SUCH PURCHASER ACKNOWLEDGES THAT HE HAS BEEN ADVISED AND THAT HE UNDERSTANDS THAT PURSUANT TO SECTION 207(M) OF THE PENNSYLVANIA SECURITIES ACT OF 1972, AS AMENDED (THE “PENNSYLVANIA ACT”), HE HAS THE RIGHT TO CANCEL HIS PURCHASE OF SECURITIES AND TO RECEIVE A FULL REFUND OF ALL

MONIES PAID WITHOUT INCURRING ANY LIABILITY TO THE COMPANY OR ANY OTHER PERSON WITHIN TWO BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE COMPANY OF HIS WRITTEN BINDING CONTRACT OF PURCHASE, AS EVIDENCED BY THIS AGREEMENT.  THE UNDERSIGNED ALSO ACKNOWLEDGES AND AGREES THAT THE SHARES MAY NOT BE SOLD FOR A PERIOD OF TWELVE (12) MONTHS AFTER THE DATE OF PURCHASE (EXCEPT IN ACCORDANCE WITH REGULATION 204.011 PROMULGATED UNDER THE PENNSYLVANIA ACT).

FOR FOREIGN INVESTORS:

IT IS THE RESPONSIBILITY OF EACH PERSON PURCHASING THE SECURITIES OFFERED HEREBY TO FULLY OBSERVE THE LAWS OF ANY RELEVANT TERRITORY OR JURISDICTION OUTSIDE THE UNITED STATES OF AMERICA IN CONNECTION WITH ANY SUCH PURCHASE.

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

IMPERIAL RESOURCES, INC.

By:
Name:  Robert R. Durbin
Title: Chief Executive Officer

Address for Notice:

Imperial Resources, Inc.
106 East 6th Street, Suite 900
Austin
Texas
78701

Tel: (513) 322-5740
Email: rdurbin@imperialoilandgas.com
Attn:  Robert Durbin
With a copy (which shall not constitute notice) to:

Robertson & Williams LLP
9658 North May Avenue, Suite 200
Oklahoma City, OK 73120-2714
Attn:  Mark Robertson, Esq.
Tel: (405) 848-1944
Fax: (405) 843-6707

COMPANY SIGNATURE PAGE

Purchaser Signature Page

By its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Securities Purchase Agreement dated as of 31 December, 2010 (the “Purchase Agreement”) by and among Imperial Resources, Inc. and the Purchaser, and authorizes this signature page to be attached to the Purchase Agreement or counterparts thereof.

Name of Purchaser:

Coventry Capital, LLC

By:
Name: Chris Smith
Title: Director

Tax Identification Number: Not Applicable

Address: 1201 Orange Street, Suite 600, Wilmington, Delaware 19801

Aggregate Purchase Price: $20,000

Number of Shares of Common Stock: 75,153

APPENDIX A

Certain Definitions

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

“Business Day” means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

“Person” means an individual or a corporation, limited or general partnership, trust, incorporated or unincorporated association, firm, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

 “Trading Day” means (i) a day on which the Common Stock of the Company is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock of the Company is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock of the Company is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock of the Company is not quoted on any Trading Market, a day on which the Common Stock of the Company is traded in the over-the-counter market as reported by the Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock of the Company is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market, OTC Bulletin Board or otcMarkets on which the Common Stock of the Company is listed or quoted for trading on the date in question.

       “Transaction Documents” means this Agreement, the schedules and exhibits attached hereto.

Exhibits:

A           Instruction Sheet for Purchaser; Purchaser Questionnaire

Exhibit A

INSTRUCTION SHEET FOR PURCHASER

(to be read in conjunction with the entire

Securities Purchase Agreement (the “Agreement”))

A	Complete the following items relating to the Agreement.

1.	Review the entire Agreement (including the exhibits thereto) and complete and execute the Purchaser Signature Page. The Agreement must be executed by an individual authorized to bind the Purchaser.

2.	Exhibit A-1 - Stock Certificate Questionnaire:

Provide the information requested by the Stock Certificate Questionnaire.

3.	Exhibit A-2 – Purchaser Certificate:

Provide the information requested by the Purchaser Certificate.

4.	Return, via facsimile, the signed Agreement, including the properly completed Exhibits A-1 and A-2 to the Company.

5.	After completing instruction number four (4) above, deliver the original signed Agreement, including the properly completed Exhibits A-1 and A-2 to the Company.

B.
Payment Instructions.  Forward payment for the total amount of your subscription (as indicated under “Aggregate Purchase Price” on the Purchaser Signature Page) in U.S. dollars by wire transfer to the Company as follows:

Bank:                                OmniBank, PO Box 14549, Houston, TX 77221

ABA:

Account:

in the name of:                Imperial Resources, Inc.

Exhibit A-1

IMPERIAL RESOURCES, INC.

STOCK CERTIFICATE QUESTIONNAIRE

Please provide us with the following information:

1.	The exact name that the Common Stock are to be registered in (this is the name that will appear on the stock certificate(s)). You may use a nominee name if appropriate:

Coventry Capital, LLC

2.	The relationship between the Purchaser of the Common Stock and the Registered Holder listed in response to item 1 above:

3.	The mailing address, telephone and telecopy number and email address of the Registered Holder listed in response to item 1 above:

1201 Orange Street, Suite 600, Wilmington, Delaware 19801

4.	The Tax Identification Number of the Registered Holder listed in response to item 1 above:

Not Applicable

Exhibit A-2

IMPERIAL RESOURCES, INC.

CERTIFICATE FOR CORPORATE, PARTNERSHIP, LIMITED LIABILITY COMPANY, TRUST, FOUNDATION AND JOINT INVESTORS

If the Purchaser is a corporation, partnership, limited liability company, trust, pension plan, foundation, joint Purchaser (other than a married couple) or other entity, an authorized officer, partner, or trustee must complete, date and sign this Certificate.

CERTIFICATE

The undersigned certifies that the representations and responses below are true and accurate:

(a)           The Purchaser has been duly formed and is validly existing and has full power and authority to invest in the Company.  The person signing on behalf of the undersigned has the authority to execute and deliver the Securities Purchase Agreement on behalf of the Purchaser and to take other actions with respect thereto.

(b)           Indicate the form of entity of the undersigned:

____           Limited Partnership

____           General Partnership

__✓           Limited Liability Company

____           Corporation

____	Revocable Trust (identify each grantor and indicate under what circumstances the trust is revocable by the grantor):

(Continue on a separate piece of paper, if necessary.)

____	Other type of Trust (indicate type of trust and, for trusts other than pension trusts, name the grantors and beneficiaries):

(Continue on a separate piece of paper, if necessary.)

____ Other form of organization (indicate form of organization)

(            )

(c)           Indicate the approximate date the undersigned entity was formed:  2007

(d)           In order for the Company to offer and sell the Securities in conformance with state and federal securities laws, the following information must be obtained regarding your investor status.  Please initial each category applicable to you as an investor in the Company.

___	1.
A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

___	2.	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

___	3.	An insurance company as defined in Section 2(13) of the Securities Act;

___	4.	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

___	5.	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

___	6.
A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

___	7.
An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

___	8.	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

___	9.
Any partnership or corporation or any organization described in Section 501(c)(3) of the Internal Revenue Code or similar business trust, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

___	10.
A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Exchange Act;

___	11.
An entity in which all of the equity owners qualify under any of the above subparagraphs.  If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies:

(Continue on a separate piece of paper, if necessary.)

Please set forth in the space provided below the (i) states, if any, in the U.S. in which you maintained your principal office during the past two years and the dates during which you maintained your office in each state, (ii) state(s), if any, in which you are incorporated or otherwise organized and (iii) state(s), if any, in which you pay income taxes.

(i) Delaware (ii) Delaware (iii) Not Applicable

Dated: April 16, 2012

Coventry Capital, LLC
Print Name of Purchaser

Name: Chris Smith
Title: Director
(Signature and title of authorized officer, partner or trustee)

SECURITIES DELIVERY INSTRUCTIONS

Please instruct us as to where you would like the Common Stock delivered to at the closing:

Name:                        Celtic Consultants, LLC

Company:                   ______________________________________________________

Address:                   6054-165 Street, Surrey, BC V3S 5V4

Telephone:               +604 575 8189______________________________________________________

Other Special Instructions: N/A__________________________________________